March 1, 2014

Summary
Prospectus

Ohio Municipal
Bond Fund

Class A  SOHTX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Ohio Municipal Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from both federal income tax and Ohio personal income tax.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 22 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses[2]	0.24%
Total Annual Fund Operating Expenses	1.04%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 27 of the Fund's Prospectus.

2Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

Ohio Municipal Bond Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$304	$524	$763	$1,446

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Ohio Municipal Bond Fund Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates.

Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds issued by or on behalf of the State of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

In making investment decisions, the Sub-Adviser looks for securities that provide interest income exempt from federal and Ohio state income tax and offer above average total return potential. The Fund's strategy involves purchasing market segments and individual issues that the Sub-Adviser believes are undervalued, while selling those that it believes have become overvalued.

The average effective maturity of the Fund's holdings generally will range from 3 to 15 years.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Economic or political events may take place in Ohio which may make the market value of Ohio obligations decline;

■  The market values of the securities acquired by the Fund may decline;

■  The portfolio manager may not execute the Fund's principal investment strategies effectively;

■  Interest rates may rise or the rate of inflation may increase;

■  An issuer's credit quality may be downgraded or an issuer may default on its securities;

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities;

■  The average life of a mortgage-related security may be shortened or lengthened; or

■  An investment may lose its tax-exempt status or tax laws may change and subject an investment to taxation.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Ohio Municipal Bond Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays Capital U.S. 7-Year Municipal Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  4.07% (quarter ended September 30, 2009)

Lowest  -3.80% (quarter ended December 31, 2010)

Ohio Municipal Bond Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years
CLASS A
Before Taxes	-3.46%	3.33%	3.02%
After Taxes on Distributions	-3.57%	3.07%	2.86%
After Taxes on Distributions and Sale of Fund Shares	-0.74%	3.23%	3.04%
INDEX
Barclays Capital U.S. 7-Year Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	-0.97%	5.06%	4.37%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. (the "Adviser")

The Adviser uses a sub-adviser to manage the Fund and the Adviser manages the investment process by evaluating and monitoring the Fund's sub-adviser.

Sub-Adviser

KPB Investment Advisors LLC (the "Sub-Adviser")

Portfolio Managers

Paul A. Toft is the Director of Municipal Investments of the Sub-Adviser, and is the Lead Portfolio Manager of the Fund. He has been a Portfolio Manager of the Fund since 1994.

Patrick D. Grady is a Senior Portfolio Manager of the Sub-Adviser. He has been a Portfolio Manager of the Fund since 2012.

Ohio Municipal Bond Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's dividend distributions are intended to be exempt from federal income tax and Ohio personal income tax. These distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities. Distributions of capital gains realized on the distribution of the Fund's investments will generally be subject to federal, state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-OMBF-SUMPRO (3/14)